UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2013

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-14989

Delaware	25-1723342
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania 15219	(412) 454-2200
(Address of principal executive offices)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 12, 2013, WESCO International, Inc. announced that its Board of Directors has voted to include in the Company’s proxy statement for its 2014 annual meeting of stockholders a management proposal to implement annual elections for all Directors. The Board of Directors has also adopted a Director resignation policy in the event a Director receives less than 50% of the votes for his or her re-election in an uncontested election. A copy of the press release issued by WESCO International, Inc. on December 12, 2013 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit 99.1	Press Release of WESCO International, Inc. dated as of December 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.

By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Senior Vice President and Chief Financial Officer

Dated: December 12, 2013